UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 25, 2001
                                                 ------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2001-AM1)


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            (Exact name of registrant as specified in its charter)


     Delaware                         333-59060                  13-3291626
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(State or other jurisdiction        (Commission         (IRS Identification No.)
      of incorporation)             File Number)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 296-7000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.


      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2001-AM1. On October 25, 2001, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fairbanks Capital Corp., as servicer, Aames Capital Corporation, as responsible party and Bankers Trust Company of California, N.A., as trustee, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2001-AM1 (the "Certificates"), issued in eight classes. The Class A-2, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of October 25, 2001 of $107,701,000, were sold to Morgan Stanley & Co. Incorporated "MS&Co.," Blaylock & Partners, L.P. ("B&P") and Utendahl Capital Partners, L.P. ("UCP" and collectively with MS&CO. and B&P, the "Underwriters"), pursuant to an Underwriting Agreement dated as of October 10, 2001 by and among the Company and the Underwriters and the Class A-1 Certificates, with an aggregate scheduled principal balance of $243,770,000, were sold to MS&Co., B&P and UTC, pursuant to a Certificate Purchase Agreement, dated as of October 10, 2001, by and among the Company, MS&Co., B&P and UTC.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  October 25, 2001                    MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.




                                          By:   /s/ Sanjeev Khanna
                                               -----------------------------
                                               Name:  Sanjeev Khanna
                                               Title: Vice President

                                INDEX TO EXHIBITS


Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Pooling and Servicing Agreement            6